Guidance Update January 2024 Copyright © 2023 agilon health. Confidential internal document containing proprietary information. Do not distribute.

2 Disclaimers and Forward-Looking Statements FORWARD-LOOKING STATEMENTS AND OTHER INFORMATION Statements in this presentation that are not historical factual statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among other things, statements regarding our and our management’s intent, belief or expectation as identified by the use of words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of these words or other comparable terms. Examples of forward-looking statements include, among other things: statements regarding timing, outcomes and other details relating to current, pending or contemplated new markets, growth opportunities, ability to deliver sustainable long-term value, business environment, long-term opportunities, business strategies, including our action plan and its expected milestones, and strategic growth plans, expected revenue, net income and gross profit, total and average membership, Adjusted EBITDA, Medical Margin, geography entry costs, patients, market class and other financial projections and assumptions and the realization of expected benefits of the sale of our Hawaii operations. Forward-looking statements reflect our current expectations and views about future events and are subject to risks and uncertainties that could significantly affect our future financial condition and results of operations. While forward-looking statements reflect our good faith belief and assumptions we believe to be reasonable based upon current information, we can give no assurance that our expectations or forecasts will be attained. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be outside our control. These risks and uncertainties that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, but are not limited to: our history of net losses; our ability to achieve or maintain profitability in an environment of increasing expenses; our ability to identify and develop successful new geographies and physician partners and health plan payors; our ability to execute upon our growth initiatives and operating strategies, achieve required operational scale and achieve results consistent with our historical performance; our expectation that our expenses will increase in the future; medical expenses incurred on behalf of members may exceed the amount of medical revenues we receive; our ability to secure contracts with Medicare Advantage payors and to ensure such contracts are on financial terms sufficient to meet our financial targets; our ability to recover startup costs incurred during the initial stages of development of our physician partner relationships and program initiatives; our ability to obtain additional capital; significant reductions in our membership; challenges for our physician partners in the transition to our “Total Care Model”; inaccuracies in our estimates and assumptions due to unknown factors at the time such estimates or assumptions were developed; the impacts of COVID-19 or other future pandemics or epidemics; restrictive or exclusivity clauses in some of our contracts with physician partners that may prohibit us from establishing new risk-bearing entities within certain geographies in the future or may subject us to investigations or litigation; our ability to retain our management team and key employees or attract qualified personnel in the future; our ability to realize the full value of our intangible assets; any impairment charges we may record; security breaches, loss of data and other disruptions to our data platforms; our ability to protect the confidentiality of our know-how and other proprietary and internally developed information; our subsidiaries’ lack of performance or ability to fund their operations; our dependence on a limited number of key health plan payors; our ability to renew contracts with our payors; our reliance on our health plan payors for membership attribution and assignment, data and reporting accuracy, and claims payment; our dependence on physician partners and other providers; difficulties in obtaining accurate and complete diagnosis data; our reliance on third-party software and data to operate our business and provide services to our members and physician partners; consolidation in our industry; reductions in reimbursement rates or methodology applied to derive reimbursement from, or discontinuation of, federal government healthcare programs; uncertain or adverse economic conditions, including a downturn or decrease in government expenditures; our ability to compete in our industry; the impact of government performance standards and benchmarks on our compensation and reputation; statutory or regulatory changes, administrative rulings, interpretations of policy, and determinations by intermediaries and governmental funding restrictions, and their impact on government funding, program coverage, and reimbursements; regulatory proposals directed at containing or lowering the cost of healthcare and our participation in such proposed models; federal or state investigations, audits and enforcement actions; regulatory inquiries and corrective action plans imposed by our health plan payors; repayment obligations arising out of payor audits; actions by Centers for Medicare & Medicaid Services’ to modify the methodology to determine revenue; negative publicity regarding the managed healthcare industry; our and our physician partners’ ability to comply with federal, state, and local laws and regulations and any penalties or sanctions resulting from failure to comply with such laws and regulations; our ability to comply with HIPAA and state patient confidentiality laws; our failure to obtain or maintain an insurance license, a certificate of authority or an equivalent authorization allowing our participation in downstream risk-sharing arrangements with payors; we may face litigation not covered by insurance; our indebtedness and the potential that we may incur additional substantial indebtedness; our dependence on our subsidiaries for cash to fund all of our operations and expenses; our governance structure and ability to comply with corporate governance requirements; the material weaknesses in our internal control over financial reporting; and risks related to other factors discussed in our filings with the Securities and Exchange Commission (the “SEC”), including the factors discussed under “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and in our subsequent interim reports on Form 10-Q, all of which can be found at the SEC’s website at www.sec.gov. Except as required by law, we do not undertake, and hereby disclaim, any obligation to update any forward-looking statements, which speak only as of the date on which they are made. NON-GAAP FINANCIAL MEASURES This presentation includes references to non‐GAAP financial measures, including but not limited to Medical Margin and Adjusted EBITDA. We believe medical margin and Adjusted EBITDA help identify underlying trends in our business and facilitate evaluation of period- to-period operating performance of our operations by eliminating items that are variable in nature and not considered by us in the evaluation of ongoing operating performance, allowing comparison of our recurring core business operating results over multiple periods. We also believe medical margin and Adjusted EBITDA provide useful information about our operating results, enhance the overall understanding of our past performance and future prospects, and allow for greater transparency with respect to key metrics we use for financial and operational decision-making. We believe medical margin and Adjusted EBITDA or similarly titled non-GAAP measures are widely used by investors, securities analysts, ratings agencies, and other parties in evaluating companies in our industry as a measure of financial performance. Other companies may calculate medical margin and Adjusted EBITDA or similarly titled non-GAAP measures differently from the way we calculate these metrics. As a result, our presentation of medical margin and Adjusted EBITDA may not be comparable to similarly titled measures of other companies, limiting their usefulness as comparative measures. Medical Margin and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as an alternative to GAAP measures or other financial statement data presented in agilon’s consolidated financial statements. Information reconciling guidance for Medical Margin to Gross Profit or Adjusted EBITDA to net income (loss), the most comparable GAAP measures, and information regarding forward-looking guidance for net income (loss) is not available without unreasonable effort due to the high variability, complexity and uncertainty with respect to quantifying and forecasting certain items that may impact Gross Profit or net income (loss), including non-cash stock-based compensation. For these reasons, we are unable to compute the probable significance of the unavailable information, which could have a potentially unpredictable and potentially significant impact on our future GAAP financial results.

3 Key Updates Lowering 2023 guidance due to higher costs and increased utilization assumptions ▪ Updated 2023 guidance for Medical Margin to $340M-$360M and Adjusted EBITDA to loss of $69M-$55M. ▪ Higher costs occurred in Q2-Q4 and became visible in mid-December during the November close process given updated data from health plans. Guidance assumes utilization continued at elevated levels. ▪ Reflects a utilization trend ~2-3x vs 2022 in select core medical (Specialist, Part B drugs, OP surgeries) and non-medical (supplemental benefits) categories. Withdrawing 2026 outlook, providing initial 2024 Adjusted EBITDA guidance of $40M-$60M Increasing value for PCPs and agilon despite macro headwinds ▪ Reinvested greater than $200M into local primary care partners, an increase of $40M. Targeted actions and large new markets to drive performance in 2024+ ▪ Accelerated operating efficiency, leveraging payor relationships, addressing data visibility, and expanded support for newer PCPs in existing markets.

4 $535M-560M $340M-360M $365M-385M How Medical Margin Differed From Expectations $110M lower than previous view of ($13M) on 11/4/23: • $90M in higher costs, with $41M from 4Q, $31M from 3Q, $18M from 2Q. • $20M in negative revenue revision Medical Margin Guidance Bridge for Full Year 2023 $3M higher than previous view of ($22M) on 11/4/23 due to final payor settlements

5 Utilization Accelerated Across Key Categories During 2023 Notes: Data based on same-geography trends in both periods; 2023 trend estimate uses payor data through August with IBNR estimate; 2022 trend estimate uses payor data for full year 2.2% 3.0% 2.3% 2.2% 3.7% 0.1% -2.6% 8.0% 6.7% 7.3% 2022 Utilization Trend (Episodes/K) 2023 Utilization Trend (Episodes/K) Inpatient Medical (Medical Admits) 10% of Total Costs Outpatient Surgeries (Hospital Outpatient) 8% of Total Costs Part B Drugs (Professional & Hospital) 10% of Total Costs Specialists (Non-PCP Professional) 15% of Total Costs Hospital Inpatient (Medical & Surgical Admits) 24% of Total Costs

6 Despite 2023 Headwinds, Increasing Value for PCPs and agilon agilon Year 2+ Partnership Growth (Medicare Advantage + ACO REACH) Success of Year 2+ Markets Drives Model Medical Margin (MA + REACH) Gross Profit (MA + REACH) ▪ Year 2+ markets at 4+ Stars ▪ IP medical utilization trend (2.6%) ▪ >$200M of reinvestment back into local primary care during 2023 ▪ ACO REACH performance is expanding value of platform to PCPs $371M $441M $159M $179M PCP Partner Reinvestment (MA+REACH) $170M $208M 2022 2023E 2022 2023E 2022 2023E +22% +13% +19% Medicare Advantage ACO REACH $291M $298M $131M $135M $132M $125M Note: Gross Profit for 2023E includes ~$15M impact from prior year development, net

Enhancing processes and systems to address market dynamics and drive accelerated performance in 2024 and beyond Actions to Improve Performance, Balance Risk Sharing, and Enhance Predictability Action Timing Details / Milestones Operating Efficiency Executed for 2024 ▪ Accelerated platform support efficiency, reduce to 3% of revenues in 2024 ▪ Leveraging corporate and market investments from 2023 Payor Partnerships Executed & In- Process for 2024+ ▪ Tangible progress on strengthening relationships and outcomes Data Visibility & Analytics Executed & In- Process for 2024+ ▪ Executed changes to internal and external teams - new actuary and Milliman relationship ▪ Created better alignment with payor partners Physician Onboarding & Continuous Education In-Process for 2024-2025+ ▪ Reducing performance variability, especially for new PCPs in existing markets ▪ Accelerating and expanding clinical programs 7

($400) ($300) ($200) ($100) $0 $100 $200 $300 $400 0 50 100 150 200 2022 Mature Market Challenges and Action Plan Cost Trend Drivers & Challenges +1.3% +2.4% -1.1% +7.6% 6.0% 1.6% 2023 Medical Claims Non-Medical (Supplemental Benefits) Total Trend ▪ High PCP variability driven by new doctors ▪ OP surgery: +11% driven by orthopedic ▪ Supplemental benefit costs Opportunity in 2024+ ▪ Targeting PCP variability (see above) ▪ Improving payor contract terms ▪ VBC partnership with large ortho group Select market with significant PCP and membership growth 8 agilon PCP Partners Newer PCP Average $34 PMPM Overall Average $120 PMPM Mature PCP Average $161 PMPM Note: PCP-level performance estimate based on incurred YTD results PCP Variability Represents Significant Opportunity

Guidance Update for 2023 Note: We have not reconciled guidance for Medical Margin to Gross Profit or Adjusted EBITDA to net income (loss), the most comparable GAAP measures, and have not provided forward-looking guidance for net income (loss) in each case because of the uncertainty around certain items that may impact Gross Profit or net income (loss), including non-cash stock-based compensation. • Lowering 2023 medical margin outlook and assuming higher utilization • 2023 reflects investments to drive future performance • Added 270K members and 1,200+ PCPs with class of 2023 and 2024 2023 Full Year Guidance Updated Guidance (as of 1/5/24) Previous Guidance (as of 11/4/23) Medicare Advantage Members, Ending 386,000-387,000 384,000-386,000 Total Revenues ($M) $4,295-$4,305 $4,310-$4,320 Medical Margin ($M) $340-$360 $455-$470 Adjusted EBITDA ($M) ($69)-($55) $6-$18 Geography Entry Costs ($M) $71 $69-$67 9

10 Initial Outlook for 2024 Note: We have not reconciled guidance for Medical Margin to Gross Profit or Adjusted EBITDA to net income (loss), the most comparable GAAP measures, and have not provided forward-looking guidance for net income (loss) in each case because of the uncertainty around certain items that may impact Gross Profit or net income (loss), including non-cash stock-based compensation. • Key Assumptions for 2024 ▪ Year 2+ markets: 5% cost trend assumption matches 2023. ▪ Class of 2023 (130K members) adds $23M of incremental medical margin. ▪ Class of 2024 (140K members) generates $127M of medical margin ($76 PMPM). ▪ Operating leverage creates $20M of incremental improvement 2024 Full Year Guidance Initial Guidance (as of 1/5/24) Medicare Advantage Members, Ending 548,000-553,000 Total Revenues ($M) $6,350-$6,420 Medical Margin ($M) $560-$600 Adjusted EBITDA ($M) $40-$60 Geography Entry Costs ($M) ~$70

11 2024 Medical Margin Bridge Note: We have not reconciled guidance for Medical Margin to Gross Profit or Adjusted EBITDA to net income (loss), the most comparable GAAP measures, and have not provided forward-looking guidance for net income (loss) in each case because of the uncertainty around certain items that may impact Gross Profit or net income (loss), including non-cash stock-based compensation. Market Classes of 2018-2023 (Yr 2+)

12 Conclusion • Demand from PCPs is structurally higher • agilon platform driving more value to PCPs, patients, and payors • Accelerating membership growth in 2023-2024 • Variability in healthcare delivery system creates opportunity Clear Long-term Value OpportunityNear-term Headwinds • Forecasting miss driven by: • Higher-than-expected medical and non-medical utilization • Data visibility issues • Delay in cohort maturation